GFT Acquisition Announcement & Q1 2013 Preliminary Results April 2013 Exhibit 99.2

Safe Harbor Statement

Forward-Looking Statements
The forward-looking statements contained herein include, without limitation, statements relating to GAIN Capital’s and/or Global Futures &
Forex, Ltd.’s (“GFT”) expectations regarding the opportunities and strengths of the combined company created by the proposed business combination, anticipated cost and revenue synergies, the strategic rationale for the proposed business combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength, and the timing of the closing.  All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that GAIN Capital or GFT will realize these expectations or that these beliefs will prove correct.  In addition, a variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital’s annual report on Form 10-K, as filed with the
Securities and Exchange Commission on March 18, 2013, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of the futures companies, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete in the futures industry, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs.  The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN
Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.
Non-GAAP Financial Measures
EBITDA is a non-GAAP financial measure that represents our historical and pro forma earnings before interest, taxes, depreciation, amortization and non-recurring expenses. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of
EBITDA assists investors in evaluating our historical and expected operating performance. However, because EBITDA is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

ACQUISITION OF GLOBAL FUTURES & FOREX, LTD 3 Glenn Stevens, CEO

Transaction Highlights
• GAIN has signed a definitive agreement for the acquisition of Global Futures & Forex, LTD
(“GFT”)
• The acquisition significantly enhances GAIN’s scale and position as an industry leader with diverse revenue streams and product offerings
– Large scale
• Combined 2013 run-rate revenue
(1)
: $329mm
• Pro forma client assets: ~$650mm
• Pro forma FY 2012 volume: $4.6 trillion
– Broader product offering
• Total of 12,500 financial markets
• OTC FX, CFDs, binary options, spread betting, FX options, exchange-traded futures and options
– Diversified revenue streams
• Expanded partner-based business
• New institutional revenue stream from GFT’s Sales Trader business
• Total commission-based business rises to 22% of revenue
• Complementary technology and product functionality
• Operating expense synergies of $35mm-$45mm
• Regulatory capital synergies

(1) Based on preliminary Q1 2013 results.

GFT Overview
• Company Overview
– Founded in 1997 and offers retail customers FX, CFDs, spread betting, binaries and FX options
– Headquarters in Grand Rapids, Michigan with offices located in London, Singapore, Tokyo and Sydney
– Customers principally trade via GFT’s proprietary Dealbook 360 platform
• Customers & Operations
– Over $190mm in customer assets
– FY 2012 volume: $1.3 trillion
– >75% of retail customer volume sourced through partners
– Sales Trader (institutional-like) business generates 40% of total volume
• Transaction discussions began immediately following GFT’s transfer of its U.S.
customer assets to GAIN in December 2012

Financial Summary of Transaction
• Net purchase price: $27.8mm
– Represents 0.3x FY 2012 revenue and 1.7x adjusted pro forma FY 2012 EBITDA
(1)
– Net cash on hand: $80.0mm
(2)
– Total purchase price: $107.8mm
• Transaction structure
– GAIN equity: ~4.9mm shares
– Cash: $40.0mm
– Sr. Secured Note: $40.0mm
• 8.0% annual interest, payable quarterly
• $1.5mm minimum quarterly amortization
• Synergies
– $35mm - $45mm of estimated expense synergies
– Additional regulatory capital synergies expected through the combination of existing entities
• GAIN expects the transaction to be accretive to 2H 2013 earnings and significantly accretive to FY
2014 earnings
• Expected to close transaction in early Q3 2013

(1)
Assumes mid-point of $35mm-$45mm of expected year 1 synergies achieved. A reconciliation of FY 2012 EBITDA to pro forma  FY 2012
EBITDA is available in the appendix to this presentation.
(2)
As of March 31, 2013.

Strategic Rationale
• Provides GAIN with significant scale with customer assets of ~$650mm, run-rate revenue of $329mm, run-rate pro forma EBITDA
(1)
of $77mm and approximately
140,000 customer accounts
• Broadens offering to include over 12,500 products, including FX, CFDs, spread betting, binaries, FX options and exchange-traded futures & options
• Significantly expands partner-based business with GFT’s existing relationships
• New institutional-like revenue stream with low fixed cost base from GFT’s rapidly expanding Sales Trader business
• Complementary technology and product functionality to existing GAIN platforms
• Expands global footprint in key markets, including Continental Europe and S.E. Asia
• Opportunity to take advantage of major synergies from overlapping operations
– Estimated first-year operating synergies of $35mm-$45mm
– Potential capital synergies

(1) Pro Forma EBITDA assumes $40mm of estimated synergies achieved based on mid-point of assumed year 1 synergies of $35mm-$45mm.

Synergies
• As a result of the combination, GAIN expects to generate $35mm-$45mm of incremental run-rate EBITDA
• Operating synergies will be realized through:
– Consolidation of redundant functions and office locations
– Combined selling and marketing efforts
– Reduced product and software development costs as a result of combinations of platforms and back offices
– Reduced data and communications, professional fees and other expenses as a result of combination
• Modest expense savings expected to be achieved in FY 2013
– Full integration expected to be completed in 2014
• Potential capital synergies as a result of overlapping regulatory requirements and the freeing-up of a portion of collateral posted with trading partners

Benefits for GAIN
• Immediate scale increase
– Combination enhances scale and positioning in the global OTC market
– Substantially increases GAIN’s key financial, trading and client metrics
– Greater ability to withstand potential regulatory changes and market volatility
• Significant operating synergies
– Expected to be accretive to 2H 2013 earnings
– Potential to realize approximately $35mm-$45mm of cost savings via first-year synergies
– Potential to capitalize on additional operating and capital synergies
• Diversifies revenue streams
– Significant expansion of CFDs and spread betting products
– Institutionally-focused Sales Trader team complements and augments existing institutional services and GTX platform
– Enhances GAIN’s indirect distribution network by leveraging GFT’s skill and experience in servicing large brokerage partners
• Transaction enhances GAIN’s status as a successful industry consolidator

Transaction Benefits for Clients
• Maintain quality of trading experience
• Best of breed trading platforms, research and tools
• Superior pricing and execution through combination of GAIN and GFT’s risk management expertise
• Robust multi-product offering which includes FX, CFDs, spread betting, binaries, FX options and exchange traded futures and options
• Enhanced access for clients in Europe, Asia and the Middle East
• Financial strength and stability of combined company

Pro Forma GAIN Financials
• Both companies have seen a
significant rebound in financial and
operating performance in Q1 2013

(1) EBITDA is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation, amortization and non-recurring expenses.
A reconciliation of net income to EBITDA is available in the appendix to  this presentation.
(2) Pro forma EBITDA assumes $40mm of estimated synergies achieved based on mid-point of assumed year 1 synergies of $35mm-$45mm.
(3) Pro forma EBITDA assumes $10mm of estimated Q1 synergies achieved based on mid-point of assumed year 1 synergies of $35mm-$45mm.
(4) Assumes transaction closes in early Q3 2013.
(5) FY 2013 EBITDA range assumes $20mm of estimated synergies achieved.
• Based on FY Q1 2013 results and
the synergies available via the
transaction, GAIN believes that the
combined company will demonstrate
strong profitability in FY 2013
• Both GAIN and GFT experienced a
decline in financial results during FY
2012, primarily due to the decline in
volatility and trading volume in the FX
market
($ in millions)
Q1 2013 Run-Rate FY 2013 Range
(4)(5)
Revenue $329 $230 - $260
EBITDA 77 35 - 55
EBITDA Margin % 23% 15% - 21%
($ in millions)
Fiscal Year Ended December 31, 2012
GAIN GFT PF GAIN
Revenue $151.4 $97.8 $249.2
EBITDA
(1)(2)
11.1 (23.4) 27.7
EBITDA Margin % 7% NM 11%
($ in millions)
Quarter Ended March 31, 2013
GAIN GFT PF GAIN
Revenue $49.8 $32.5 $82.3
EBITDA
(1)(3)
7.5 1.8 19.3
EBITDA Margin % 15% 6% 23%
Key Balance Sheet Data & Operating Metrics
Client Assets $456.9 $192.2 $649.1
Funded Accounts 100,020 39,690 139,710
Y-o-Y Q1 Revenue Growth
50% 34%

FY 2012 Retail Volume Contribution %

GAIN
Indirect 38%
Direct 62%
GFT
Direct 23%
Indirect 77%
PF GAIN
Direct 48%
Indirect 52%

3/31/2013 Client Assets

$700
$600
$500
$400
$300
$200
$100
$0
($ in millions)
$192.2
GAIN
GFT
PF GAIN

FY 2012 Revenue Contribution %

GAIN[1]
Other 1%
Commission Revenue 20%
Trading Revenue 79%
GFT[2]
Other 1%
Commission Revenue 25%
Trading Revenue 74%
PF GAIN[3]
Other 1%
Commission Revenue 22%
Trading Revenue 77%

GAIN | CAPITAL

Pro Forma Financial & Operating Metrics

(1) Commission revenue represents PF 2012 to include full-year impact of OEC acquisition.
(2) Commission revenue represents revenue from Sales Trader clients.
(3) Commission revenue represents revenue from Sales Trader clients, GTX and full-year impact of OEC acquisition.
$0.8
$0.2
$1.0
$0.5
$0.6
$1.1
$2.0
$0.5
$2.5
$3.3
$1.3
$4.6
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
GAIN GFT PF GAIN
Retail - Direct Retail - Indirect Institutional
$649.1
$456.9
FY 2012 Trading Volume ($ in billions)

Q1 2013 PRELIMINARY HIGHLIGHTS Glenn Stevens, CEO 13

• Financials
– Revenue: $49.8mm (50% year-over-year growth)
– EBITDA
(1)
: $7.5mm (15% margin)
– Net Income: $4.3mm
– EPS: $0.11
• Operating Metrics
– Total trading volume: $1.3 trillion (+55%)
• Retail volume: $433.9bn (+13%)
• Institutional volume: $887.8bn (+90%)
– Futures DARTs: 13,238
– Client assets: $456.9mm (+40%)
– Funded accounts:  100,020 (+36%)
Q1 2013 Preliminary Highlights
(Comparisons are referenced to Q1 2012)
(1) EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and non-recurring expenses.

RESPONSE TO FXCM’S UNSOLICITED TAKEOVER ATTEMPT Glenn Stevens, CEO 15

• GAIN Capital received an unsolicited proposal dated April 8, 2013 from FXCM to acquire GAIN for
0.3996 shares of FXCM Class A common stock for each share of GAIN common stock
• GAIN’s Board of Directors conducted a thorough review of the proposal with the assistance of its financial and legal advisors
• The Board determined that the sale of GAIN to FXCM on the terms proposed would not be in the best interests of GAIN’s shareholders
• The Board therefore unanimously rejected the proposal and reaffirmed its commitment to GAIN’s strategic plan
• The Board’s rejection of FXCM’s takeover proposal is based on the following conclusions:
– The proposal does not properly value GAIN or the synergies in a combination of the companies
– The Board believes that GAIN’s stock has been undervalued in the public markets
– The proposal is an opportunistic attempt by FXCM to capitalize on the nearly 40% increase in FXCM’s stock price over the last five months and acquire GAIN at a below-market premium while GAIN is trading near its all-time lows
– GAIN’s first quarter results and the highly strategic and synergistic acquisition of GFT demonstrate the value that the Board believes can be created through the execution of the
Company’s strategic plan
GAIN Capital Rejects FXCM’s Opportunistic
Takeover Proposal

• Over the course of the last several months, GAIN’s common stock price has declined from nearly
$5.00 per share to approximately $4.27 per share, due in part to GAIN’s disappointing full year and fourth quarter 2012 amid challenging market conditions
• Over this same period, FXCM’s common stock price increased by approximately 40%, from less than $9.00 per share to more than $14.00 per share as FXCM has realized the benefit of consolidating its investment in FX market making firm, Lucid Markets, into its results
• Both GAIN and FXCM benefitted from improved market conditions in 1Q13; FXCM has publicly announced monthly volumes while GAIN disclosed preliminary results today
• At no point in 2013 prior to the public declaration of FXCM’s proposal to acquire GAIN did FXCM or its advisors contact GAIN to indicate their interest in a merger or acquisition transaction between FXCM and GAIN
• On April 8, 2013, FXCM publicly announced an unsolicited proposal to acquire GAIN for 0.3996 shares of FXCM Class A common stock for each share of GAIN common stock
• The following day, GAIN issued a press release acknowledging receipt of the proposal and stating the Board would consider the proposal, as well as a range of options to build shareholder value
Recent Events

• FXCM stated that it believes that GAIN’s EBITDA contribution, including synergies, will be between $35 million and $55 million in 2014 and $50 million and $70 million in 2015
– GAIN believes that these projections underestimate GAIN’s EBITDA before synergies and / or the synergies available in a combination of the companies
– FXCM’s offer represents only approximately 3x to 4x FXCM’s estimate of GAIN’s
EBITDA contribution, including GAIN’s cash balance
• GAIN is successfully executing an organic growth strategy focused on diversifying its retail product offering and institutional services, as well as pursuing targeted, synergistic acquisitions
The Proposal Does Not Properly Value GAIN or
Synergies

Mar-09
Jul-09
Nov-09
Mar-10
Jul-10
Nov-10
Mar-11
Aug-11
Dec-11
Apr-12
Aug-12
Dec-12

• Volatility and FX trading volume metrics
are the primary drivers of GAIN’s
business and fell to multi-year lows in
2012
– This has had a substantial negative
impact on GAIN’s financial results,
stock price and valuation
• During 2012, GAIN took measures to
reduce expenses, bolster the product
offering and the scale of its retail
business, grow its institutional platform
and expand into exchange-based
products
• Together with higher levels of volatility
and trading volume in early 2013, these
initiatives have positioned GAIN for
substantially improved growth and
profitability, as evidenced by its strong
first quarter results
GAIN’s Stock Has Been Undervalued in the
Public Markets
Source: S&P CapitalIQ as of 4/19/13.
Average: 22.4
5
10
15

CVIX Volatility Index

Relative Performance Hundreds
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13

Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13

GAIN CAPITAL

• FXCM is attempting to capitalize on the recent substantial increase in its stock price and use its highly-valued stock as a currency to acquire GAIN at a time when GAIN is trading near its all-time low
20
FXCM’s Takeover Attempt is Opportunistic
Source: S&P CapitalIQ as of 4/8/13. Source: S&P CapitalIQ.
70%
80%
90%
100%
110%
120%
130%
140%
150%
160%
FXCM and GAIN Recent Relative Stock Price Performance
GAIN FXCM
8.0x
9.0x
10.0x
11.0x
12.0x
13.0x
14.0x
15.0x
16.0x
17.0x
FXCM NTM Price-to-Earnings Ratio Over Last Two Years
39.0%
(11.6%)
15.1x
Average: 12.2x
Current Multiple 24%
Premium to Average

Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13

GAIN | CAPITAL

• FXCM’s proposed exchange ratio is well-below the exchange ratio prior to the recent increase in FXCM’s stock price and decrease in GAIN’s stock price
FXCM’s Takeover Attempt is Opportunistic
FXCM Proposed Exchange Ratio: 0.40x
Source: Share price metrics from CapitalIQ as of 4/8/13.
Average Exchange Ratio: 0.52x
Average Exchange Ratio with 40% Control Premium: 0.73x
0.20x
0.30x
0.40x
0.50x
0.60x
0.70x
0.80x
Historical Exchange Ratio since GAIN’s IPO

• We believe that GAIN is strongly positioned to create value for our common stockholders through our core strengths and growth strategies:
– Innovative technology
– Strong brand recognition in the OTC market
– Global OTC market opportunity
– State-of-the-art institutional platform
– Diversifying product offerings, target markets and revenue streams
– Strategic and synergistic acquisitions
– Management of costs in response to the market environment
– Return of capital through dividends and buybacks
• Our strong first quarter results demonstrate our ability to create revenue and earnings growth through the execution of our organic strategy
• The acquisition of GFT demonstrates our ability to drive industry consolidation to create additional shareholder value
• We will act in the best interests of our shareholders and will carefully review every opportunity to maximize long-term shareholder value
GAIN and its Board of Directors Are Committed
to Our Shareholders Interests

CLOSING REMARKS Glenn Stevens, CEO 23

Transaction Highlights
• GAIN has signed a definitive agreement for the acquisition of Global Futures & Forex, LTD
(“GFT”)
• The acquisition significantly enhances GAIN’s scale and position as an industry leader with diverse revenue streams and product offerings
– Large scale
• Combined 2013 run-rate revenue
(1)
: $329mm
• Pro forma client assets: ~$650mm
• Pro forma FY 2012 volume: $4.6 trillion
– Broader product offering
• Total of 12,500 financial markets
• OTC FX, CFDs, binary options, spread betting, FX options, exchange-traded futures and options
– Diversified revenue streams
• Expanded partner-based business
• New institutional revenue stream from GFT’s Sales Trader business
• Total commission-based business rises to 22% of revenue
• Complementary technology and product functionality
• Operating expense synergies of $35mm-$45mm
• Regulatory capital synergies

(1) Based on preliminary Q1 2013 results.

Closing Remarks
• Transformative acquisition of GFT will create market-leading company with scale and diversity of revenues and products to drive further growth
• Improved 1Q13 results show GAIN is well positioned to capitalize on higher volatility
• GAIN’s Board believes that these factors will create greater shareholder value than FXCM proposal

APPENDIX 26

EBITDA & Margin Reconciliation

(1) Non-recurring expenses relating to cost savings effected in 2Q 2012.
(2) EBITDA margin is calculated as EBITDA divided by net revenue (ex. interest expense).
(3) Assumes $10mm of estimated Q1 synergies achieved based on mid-point of assumed year 1 synergies of $35mm-$45mm.
($ in millions) FYE December 31, 2012 3 Months Ended March 31, 2013
Gain GFT Gain GFT
Net revenue 151.4 $            97.8 $                49.8 $              32.5 $
Interest expense 0.4 - 0.1 -
Net revenue (ex. interest expense) 151.8 $            97.8 $                49.9 $              32.5 $
Net income / (loss) 2.6 $                 (32.7) $              4.3 $                 (2.4) $
Depreciation and amortization 4.9 9.5 1.6 2.2
Purchased intangible amortization 4.1 - 0.6 -
Interest expense 0.4 - 0.1 -
Restructuring
(1)
0.6 - - -
Income tax expense / (benefit) (1.5) (0.2) 0.9 2.0
EBITDA 11.1 $              (23.4) $              7.5 $                 1.8 $
EBITDA Margin %
(2)
7% NM 15% 6%
($ in millions) 3 Months Ended March 31, 2013
Gain GFT Synergies
(3)
PF GAIN
Net revenue (ex. interest expense) 49.9 $              32.5 $                - $                82.4 $
EBITDA 7.5 1.8 10.0 19.3
EBITDA Margin % 15% 6% NM 23%
Net revenue $              49.8 32.5 $                - $                82.3 $
Interest expense
0.1 -
-
0.1
(2)

GFT Pro Forma EBITDA Reconciliation

(1) Assumes mid-point of $35mm-$45mm of expected year 1 synergies achieved.
($ in millions)
GFT
FY 2012 EBITDA (23.4) $
Plus: Synergies
(1)
40.0
FY 2012 Pro Forma EBITDA 16.6 $
Net Purchase Price 27.8 $
FY 2012 Adjusted EBITDA 16.6
FY 2012 Pro Forma EBITDA Multiple 1.7x

GFT Acquisition Announcement & Q1 2013 Preliminary Results April 2013